Exhibit 99.1

For Immediate Release

Contact:	Ken Bond	Deborah Hellinger
	Oracle Investor Relations	Oracle Corporate Communications
	1.650.607.0349	1.212.508.7935
	ken.bond@oracle.com	deborah.hellinger@oracle.com

ORACLE REPORTS Q3 GAAP EPS UP 75% TO 41 CENTS; NON-GAAP EPS UP 40% TO 54 CENTS

Software New License Sales Up 29%, Quarterly Dividend Increased 20%

REDWOOD SHORES, Calif., March 24, 2011 — Oracle Corporation (NASDAQ: ORCL) today announced fiscal 2011 Q3 GAAP total revenues were up 37% to $8.8 billion, while non-GAAP total revenues were up 36% to $8.8 billion. Both GAAP and non-GAAP new software license revenues were up 29% to $2.2 billion. GAAP software license updates and product support revenues were up 13% to $3.7 billion, while non-GAAP software license updates and product support revenues were up 13% to $3.8 billion. Both GAAP and non-GAAP hardware systems products revenues were $1.0 billion. GAAP operating income was up 62% to $3.0 billion, and GAAP operating margin was 34%. Non-GAAP operating income was up 35% to $3.9 billion, and non-GAAP operating margin was 44%. GAAP net income was up 78% to $2.1 billion, while non-GAAP net income was up 42% to $2.8 billion. GAAP earnings per share were $0.41, up 75% compared to last year while non-GAAP earnings per share were up 40% to $0.54. GAAP operating cash flow on a trailing twelve-month basis was $9.9 billion.

“Strong revenue growth coupled with disciplined business management enabled an increase in non-GAAP operating margin to 44% and earnings per share to $0.54,” said Oracle President, Safra Catz. “Our hardware product gross margins increased to 55% in the quarter so we are now completely confident that we will exceed the $1.5 billion profit goal we set for the overall Sun business for the current fiscal year.”

“Q3 performance was broad based with all geographies reporting revenue growth of 30% or higher,” said Oracle President, Mark Hurd. “The sequential revenue growth for Exadata and Exalogic was up over 50%. And we expect to see an even higher growth rate for these two game changing technologies in Q4.”

“In Q3 we signed several large hardware and software deals with some of the biggest names in cloud computing,” said Oracle CEO, Larry Ellison. “For example, Salesforce.com’s new multi-year contract enables them to continue building virtually all of their cloud services on top of the Oracle database and Oracle middleware. Oracle is the technology that powers the cloud.”

In addition, Oracle also announced that its Board of Directors declared a quarterly cash dividend of $0.06 per share of outstanding common stock, reflecting a 20% increase over the previous quarter’s dividend of $0.05. This increased dividend will be paid to stockholders of record as of the close of business on April 13, 2011, with a payment date of May 4, 2011.

Q3 Earnings Conference Call and Webcast

Oracle will hold a conference call and webcast today to discuss these results at 2:00 p.m. Pacific. You may listen to the call by dialing (877) 612-6725 or (912) 312-0950, Passcode: 7536150. To access the live webcast of this event, please visit the Oracle Investor Relations website at http://www.oracle.com/investor.

About Oracle

Oracle (NASDAQ: ORCL) is the world’s most complete, open, and integrated business software and hardware systems company. For more information about Oracle, please visit http://www.oracle.com or contact Investor Relations at investor_us@oracle.com or (650) 506-4073.

# # #

Trademarks

Oracle and Java are registered trademarks of Oracle and/or its affiliates. Other names may be trademarks of their respective owners.

“Safe Harbor” Statement: Statements in this press release relating to Oracle’s or its Board of Directors’ future plans, expectations, beliefs, intentions and prospects, including statements regarding exceeding our profit goals for the Sun business and the higher growth rates for Exadata and Exalogic in Q4, are “forward-looking statements” and are subject to material risks and uncertainties. Many factors could affect our current expectations and our actual results, and could cause actual results to differ materially. We presently consider the following to be among the important factors that could cause actual results to differ materially from expectations: (1) Economic, political and market conditions, including the recent recession and global economic crisis and the current situation in Japan caused by the recent earthquake and resulting tsunami, can adversely affect our business, results of operations and financial condition, including our revenue growth and profitability, which in turn could adversely affect our stock price. (2) We may fail to achieve our financial forecasts due to such factors as delays or size reductions in transactions, fewer large transactions in a particular quarter, unanticipated fluctuations in currency exchange rates, delays in delivery of new products or releases or a decline in our renewal rates for software license updates and product support. (3) Our entrance into the hardware systems business may not be successful, and we may fail to achieve our financial forecasts with respect to this new business. (4) We have an active acquisition program and our acquisitions, including our acquisition of Sun Microsystems, may not be successful, may involve unanticipated costs or other integration issues or may disrupt our existing operations. (5) Our international sales and operations subject us to additional risks that can adversely affect our operating results, including risks relating to foreign currency gains and losses, risks relating to compliance with international and U.S. laws that apply to our international operations and risks to the sales of our products and services and supply chain operations caused by the recent earthquake and tsunami in Japan. (6) Intense competitive forces demand rapid technological advances and frequent new product introductions and could require us to reduce prices or cause us to lose customers. (7) If we are unable to develop new or sufficiently differentiated products and services, or to enhance and improve our products and support services in a timely manner or to position and/or price our products and services to meet market demand, customers may not buy new software licenses or hardware systems products or purchase or renew support contracts. A detailed discussion of these factors and other risks that affect our business is contained in our SEC filings, including our most recent reports on Form 10-K and Form 10-Q, particularly under the heading “Risk Factors.” Copies of these filings are available online from the SEC or by contacting Oracle Corporation’s Investor Relations Department at (650) 506-4073 or by clicking on SEC Filings on Oracle’s Investor Relations website at http://www.oracle.com/investor. All information set forth in this press release is current as of March 24, 2011. Oracle undertakes no duty to update any statement in light of new information or future events.

ORACLE CORPORATION

Q3 FISCAL 2011 FINANCIAL RESULTS

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

($ in millions, except per share data)

	Three Months Ended February 28,				% Increase	% Increase (Decrease)
	2011	% of Revenues	2010	% of Revenues	(Decrease) in US $	in Constant Currency (1)
REVENUES
New software licenses	$2,214	25%	$1,718	27%	29%	27%
Software license updates and product support	3,740	43%	3,297	51%	13%	12%

Software Revenues	5,954	68%	5,015	78%	19%	17%

Hardware systems products	1,035	12%	273	4%	279%	274%
Hardware systems support	629	7%	185	3%	239%	234%

Hardware Systems Revenues	1,664	19%	458	7%	263%	258%

Services	1,146	13%	931	15%	23%	21%

Total Revenues	8,764	100%	6,404	100%	37%	35%

OPERATING EXPENSES
Sales and marketing	1,618	19%	1,241	19%	30%	29%
Software license updates and product support	299	3%	281	4%	6%	5%
Hardware systems products	465	6%	206	3%	126%	115%
Hardware systems support	294	3%	116	2%	154%	144%
Services	954	11%	816	13%	17%	16%
Research and development	1,127	13%	823	13%	37%	36%
General and administrative	286	3%	236	4%	21%	20%
Amortization of intangible assets	612	7%	502	8%	22%	22%
Acquisition related and other	30	0%	34	0%	(12%)	(16%)
Restructuring	92	1%	306	5%	(70%)	(73%)

Total Operating Expenses	5,777	66%	4,561	71%	27%	25%

OPERATING INCOME	2,987	34%	1,843	29%	62%	61%
Interest expense	(204)	(2%)	(186)	(3%)	10%	10%
Non-operating income (expense), net	16	0%	(75)	(1%)	121%	120%

INCOME BEFORE PROVISION FOR INCOME TAXES	2,799	32%	1,582	25%	77%	77%

Provision for income taxes	683	8%	393	6%	74%	74%

NET INCOME	$2,116	24%	$1,189	19%	78%	78%

EARNINGS PER SHARE:
Basic	$0.42		$0.24
Diluted	$0.41		$0.23
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	5,057		5,015
Diluted	5,149		5,076
(1)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rates in effect on May 31, 2010, which was the last day of our prior fiscal year, rather than the actual exchange rates in effect during the respective periods. Movements in international currencies relative to the United States dollar during the three months ended February 28, 2011 compared with the corresponding prior year period increased our revenues and operating expenses each by 2 percentage points and our operating income by 1 percentage point.

ORACLE CORPORATION

Q3 FISCAL 2011 FINANCIAL RESULTS

RECONCILIATION OF SELECTED GAAP MEASURES TO NON-GAAP MEASURES (1)

($ in millions, except per share data)

	Three Months Ended February 28,						% Increase (Decrease) in US $		% Increase (Decrease) in Constant Currency (2)
	2011 GAAP	Adj.	2011 Non-GAAP	2010 GAAP	Adj.	2010 Non-GAAP	GAAP	Non-GAAP	GAAP	Non-GAAP
TOTAL REVENUES (3) (4)	$8,764	$43	$8,807	$6,404	$65	$6,469	37%	36%	35%	34%
TOTAL SOFTWARE REVENUES (3)	$5,954	$16	$5,970	$5,015	$26	$5,041	19%	18%	17%	17%
New software licenses	2,214	—	2,214	1,718	—	1,718	29%	29%	27%	27%
Software license updates and product support (3)	3,740	16	3,756	3,297	26	3,323	13%	13%	12%	12%

TOTAL HARDWARE SYSTEMS REVENUES (4)	$1,664	$27	$1,691	$458	$39	$497	263%	240%	258%	234%
Hardware systems products	1,035	—	1,035	273	—	273	279%	279%	274%	274%
Hardware systems support (4)	629	27	656	185	39	224	239%	192%	234%	186%

TOTAL OPERATING EXPENSES	$5,777	$(862)	$4,915	$4,561	$(978)	$3,583	27%	37%	25%	35%
Hardware systems products	465	—	465	206	(24)	182	126%	156%	115%	144%
Stock-based compensation (5)	128	(128)	—	112	(112)	—	14%	*	14%	*
Amortization of intangible assets (6)	612	(612)	—	502	(502)	—	22%	*	22%	*
Acquisition related and other	30	(30)	—	34	(34)	—	(12%)	*	(16%)	*
Restructuring	92	(92)	—	306	(306)	—	(70%)	*	(73%)	*

OPERATING INCOME	$2,987	$905	$3,892	$1,843	$1,043	$2,886	62%	35%	61%	33%

OPERATING MARGIN %	34%		44%	29%		45%	530 bp.	(42) bp.	538 bp.	(45) bp.

INCOME TAX EFFECTS (7)	$683	$258	$941	$393	$287	$680	74%	38%	74%	37%

NET INCOME	$2,116	$647	$2,763	$1,189	$756	$1,945	78%	42%	78%	40%

DILUTED EARNINGS PER SHARE	$0.41		$0.54	$0.23		$0.38	75%	40%	76%	38%

DILUTED WEIGHTED AVERAGE COMMON SHARES OUTSTANDING	5,149	—	5,149	5,076	—	5,076	1%	1%	1%	1%

(1)	This presentation includes non-GAAP measures. Our non-GAAP measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures, and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. For a detailed explanation of the adjustments made to comparable GAAP measures, the reasons why management uses these measures, the usefulness of these measures and the material limitations on the usefulness of these measures, please see Appendix A.

(2)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rates in effect on May 31, 2010, which was the last day of our prior fiscal year, rather than the actual exchange rates in effect during the respective periods.

(3)	As of February 28, 2011, approximately $17 million, $28 million and $9 million in estimated revenues related to assumed software support contracts will not be recognized for the remainder of fiscal 2011, fiscal 2012 and fiscal 2013, respectively, due to business combination accounting rules.

(4)	As of February 28, 2011, approximately $15 million, $35 million and $11 million in estimated revenues related to hardware systems support contracts will not be recognized for the remainder of fiscal 2011, fiscal 2012 and fiscal 2013, respectively, due to business combination accounting rules.

(5)	Stock-based compensation was included in the following GAAP operating expense categories:

	Three Months Ended February 28, 2011			Three Months Ended February 28, 2010
	GAAP	Adj.	Non-GAAP	GAAP	Adj.	Non-GAAP

Sales and marketing	$22	$(22)	$—	$21	$(21)	$—
Software license updates and product support	4	(4)	—	4	(4)	—
Hardware systems products	1	(1)	—	2	(2)	—
Hardware systems support	1	(1)	—	1	(1)	—
Services	5	(5)	—	4	(4)	—
Research and development	58	(58)	—	46	(46)	—
General and administrative	37	(37)	—	34	(34)	—

Subtotal	128	(128)	—	112	(112)	—

Acquisition related and other	1	(1)	—	10	(10)	—

Total stock-based compensation	$129	$(129)	$—	$122	$(122)	$—

(6)	Estimated future annual amortization expense related to intangible assets as of February 28, 2011 was as follows:

Remainder of Fiscal 2011	$598
Fiscal 2012	2,245
Fiscal 2013	1,874
Fiscal 2014	1,526
Fiscal 2015	1,127
Fiscal 2016	635
Thereafter	269

Total intangible assets subject to amortization	8,274
In-process research and development	50

Total intangible assets, net	$8,324

(7)	Income tax effects were calculated reflecting an effective GAAP tax rate of 24.4% and 24.8% in the third quarter of fiscal 2011 and 2010, respectively, and an effective non-GAAP tax rate of 25.4% and 25.9% in the third quarter of fiscal 2011 and 2010, respectively. The difference between our GAAP and non-GAAP tax rates in the third quarter of fiscal 2010 was primarily due to differences in jurisdictional tax rates and the related tax benefits attributable to our restructuring expenses. The difference between our GAAP and non-GAAP tax rates in the third quarter of fiscal 2011 was primarily due to income tax effects related to acquired tax exposures and the disproportionate tax rate impact of the retroactive extension of U.S. research and development tax credits.

*	Not meaningful

ORACLE CORPORATION

Q3 FISCAL 2011 YEAR TO DATE FINANCIAL RESULTS

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

($ in millions, except per share data)

	Nine Months Ended February 28,				% Increase	% Increase (Decrease)
	2011	% of Revenues	2010	% of Revenues	(Decrease) in US $	in Constant Currency (1)
REVENUES
New software licenses	$5,498	22%	$4,399	25%	25%	25%
Software license updates and product support	10,835	44%	9,661	56%	12%	12%

Software Revenues	16,333	66%	14,060	81%	16%	16%

Hardware systems products	3,225	13%	273	2%	1,082%	1,087%
Hardware systems support	1,890	8%	185	1%	917%	914%

Hardware Systems Revenues	5,115	21%	458	3%	1,015%	1,017%

Services	3,399	13%	2,797	16%	22%	21%

Total Revenues	24,847	100%	17,315	100%	44%	44%

OPERATING EXPENSES
Sales and marketing	4,482	18%	3,335	19%	34%	34%
Software license updates and product support	914	4%	771	5%	19%	18%
Hardware systems products	1,547	6%	206	1%	651%	633%
Hardware systems support	950	4%	116	1%	718%	707%
Services	2,818	11%	2,429	14%	16%	16%
Research and development	3,349	13%	2,191	12%	53%	53%
General and administrative (2)	714	3%	619	4%	15%	14%
Amortization of intangible assets	1,829	7%	1,369	8%	34%	34%
Acquisition related and other	160	1%	50	0%	218%	191%
Restructuring	410	2%	467	3%	(12%)	(12%)

Total Operating Expenses	17,173	69%	11,553	67%	49%	49%

OPERATING INCOME	7,674	31%	5,762	33%	33%	33%
Interest expense	(613)	(2%)	(553)	(3%)	11%	11%
Non-operating income (expense), net	180	0%	(41)	0%	538%	510%

INCOME BEFORE PROVISION FOR INCOME TAXES	7,241	29%	5,168	30%	40%	41%

Provision for income taxes	1,903	8%	1,396	8%	36%	37%

NET INCOME	$5,338	21%	$3,772	22%	42%	42%

EARNINGS PER SHARE:
Basic	$1.06		$0.75
Diluted	$1.04		$0.74
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	5,042		5,012
Diluted	5,117		5,067
(1)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rates in effect on May 31, 2010, which was the last day of our prior fiscal year, rather than the actual exchange rates in effect during the respective periods. Movements in international currencies relative to the United States dollar during the nine months ended February 28,2011 compared with the corresponding prior year period had no impact on our revenues, operating expenses and operating income.

(2)	General and administrative expenses for the nine months ended February 28, 2011 included a benefit of $120 million related to the recovery of legal costs.

ORACLE CORPORATION

Q3 FISCAL 2011 YEAR TO DATE FINANCIAL RESULTS

RECONCILIATION OF SELECTED GAAP MEASURES TO NON-GAAP MEASURES (1)

($ in millions, except per share data)

	Nine Months Ended February 28,						% Increase (Decrease) in US $		% Increase (Decrease) in Constant Currency (2)
	2011		2011	2010		2010
	GAAP	Adj.	Non-GAAP	GAAP	Adj.	Non-GAAP	GAAP	Non-GAAP	GAAP	Non-GAAP

TOTAL REVENUES (3) (4)	$24,847	$197	$25,044	$17,315	$88	$17,403	44%	44%	44%	44%
TOTAL SOFTWARE REVENUES (3)	$16,333	$64	$16,397	$14,060	$49	$14,109	16%	16%	16%	16%
New software licenses	5,498	—	5,498	4,399	—	4,399	25%	25%	25%	25%
Software license updates and product support (3)	10,835	64	10,899	9,661	49	9,710	12%	12%	12%	13%

TOTAL HARDWARE SYSTEMS REVENUES (4)	$5,115	$133	$5,248	$458	$39	$497	1,015%	955%	1,017%	955%
Hardware systems products	3,225	—	3,225	273	—	273	1,082%	1,082%	1,087%	1,087%
Hardware systems support (4)	1,890	133	2,023	185	39	224	917%	802%	914%	794%

TOTAL OPERATING EXPENSES	$17,173	$(2,774)	$14,399	$11,553	$(2,210)	$9,343	49%	54%	49%	54%
Hardware systems products	1,547	—	1,547	206	(24)	182	651%	752%	633%	731%
Stock-based compensation (5)	375	(375)	—	300	(300)	—	25%	*	25%	*
Amortization of intangible assets (6)	1,829	(1,829)	—	1,369	(1,369)	—	34%	*	34%	*
Acquisition related and other	160	(160)	—	50	(50)	—	218%	*	191%	*
Restructuring	410	(410)	—	467	(467)	—	(12%)	*	(12%)	*

OPERATING INCOME	$7,674	$2,971	$10,645	$5,762	$2,298	$8,060	33%	32%	33%	32%

OPERATING MARGIN %	31%		43%	33%		46%	(239) bp.	(381) bp.	(233) bp.	(378) bp.

INCOME TAX EFFECTS (7)	$1,903	$785	$2,688	$1,396	$624	$2,020	36%	33%	37%	33%

NET INCOME	$5,338	$2,186	$7,524	$3,772	$1,674	$5,446	42%	38%	42%	39%

DILUTED EARNINGS PER SHARE	$1.04		$1.47	$0.74		$1.07	40%	37%	41%	37%

DILUTED WEIGHTED AVERAGE COMMON SHARES OUTSTANDING	5,117	—	5,117	5,067	—	5,067	1%	1%	1%	1%

(1)	This presentation includes non-GAAP measures. Our non-GAAP measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures, and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. For a detailed explanation of the adjustments made to comparable GAAP measures, the reasons why management uses these measures, the usefulness of these measures and the material limitations on the usefulness of these measures, please see Appendix A.

(2)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rates in effect on May 31, 2010, which was the last day of our prior fiscal year, rather than the actual exchange rates in effect during the respective periods.

(3)	As of February 28, 2011, approximately $17 million, $28 million and $9 million in estimated revenues related to assumed software support contracts will not be recognized for the remainder of fiscal 2011, fiscal 2012 and fiscal 2013, respectively, due to business combination accounting rules.

(4)	As of February 28, 2011, approximately $15 million, $35 million and $11 million in estimated revenues related to hardware systems support contracts will not be recognized for the remainder of fiscal 2011, fiscal 2012 and fiscal 2013, respectively, due to business combination accounting rules.

(5)	Stock-based compensation was included in the following GAAP operating expense categories:

	Nine Months Ended February 28, 2011			Nine Months Ended February 28, 2010
	GAAP	Adj.	Non-GAAP	GAAP	Adj.	Non-GAAP
Sales and marketing	$64	$(64)	$—	$57	$(57)	$—
Software license updates and product support	11	(11)	—	12	(12)	—
Hardware systems products	2	(2)	—	2	(2)	—
Hardware systems support	4	(4)	—	1	(1)	—
Services	13	(13)	—	10	(10)	—
Research and development	171	(171)	—	122	(122)	—
General and administrative	110	(110)	—	96	(96)	—

Subtotal	375	(375)	—	300	(300)	—

Acquisition related and other	8	(8)	—	10	(10)	—

Total stock-based compensation	$383	$(383)	$—	$310	$(310)	$—

(6)	Estimated future annual amortization expense related to intangible assets as of February 28, 2011 was as follows:

Remainder of Fiscal 2011	$598
Fiscal 2012	2,245
Fiscal 2013	1,874
Fiscal 2014	1,526
Fiscal 2015	1,127
Fiscal 2016	635
Thereafter	269

Total intangible assets subject to amortization	8,274
In-process research and development	50

Total intangible assets, net	$8,324

(7)	Income tax effects were calculated reflecting an effective GAAP tax rate of 26.3% and 27.0% in the first nine months of fiscal 2011 and 2010, respectively, and an effective non-GAAP tax rate of 26.3% and 27.1% in the first nine months of fiscal 2011 and 2010, respectively. The differences between our GAAP and non-GAAP tax rates in the first nine months of fiscal 2010 were primarily due to differences in jurisdictional tax rates and the related tax benefits attributable to our restructuring expenses.

*	Not meaningful

ORACLE CORPORATION

Q3 FISCAL 2011 FINANCIAL RESULTS

CONDENSED CONSOLIDATED BALANCE SHEETS

($ in millions)

	February 28, 2011	May 31, 2010
ASSETS
Current Assets:
Cash and cash equivalents	$11,864	$9,914
Marketable securities	12,491	8,555
Trade receivables, net	4,495	5,585
Inventories	276	259
Deferred tax assets	1,193	1,159
Prepaid expenses and other current assets	2,140	1,532

Total Current Assets	32,459	27,004

Non-Current Assets:
Property, plant and equipment, net	2,894	2,763
Intangible assets, net	8,324	9,321
Goodwill	21,425	20,425
Deferred tax assets	1,519	1,267
Other assets	1,045	798

Total Non-Current Assets	35,207	34,574

TOTAL ASSETS	$67,666	$61,578

LIABILITIES AND EQUITY
Current Liabilities:
Notes payable, current and other current borrowings	$—	$3,145
Accounts payable	673	775
Accrued compensation and related benefits	1,872	1,895
Deferred revenues	5,849	5,900
Other current liabilities	2,888	2,976

Total Current Liabilities	11,282	14,691

Non-Current Liabilities:
Notes payable and other non-current borrowings	14,752	11,510
Income taxes payable	3,078	2,695
Deferred tax liabilities	350	424
Other non-current liabilities	1,145	1,059

Total Non-Current Liabilities	19,325	15,688

Equity	37,059	31,199

TOTAL LIABILITIES AND EQUITY	$67,666	$61,578

ORACLE CORPORATION

Q3 FISCAL 2011 FINANCIAL RESULTS

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

($ in millions)

	Nine Months Ended February 28,
	2011	2010

Cash Flows From Operating Activities:
Net income	$5,338	$3,772
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	283	196
Amortization of intangible assets	1,829	1,369
Deferred income taxes	(174)	(362)
Stock-based compensation	383	310
Tax benefits on the exercise of stock options and vesting of restricted stock-based awards	222	117
Excess tax benefits on the exercise of stock options and vesting of restricted stock-based awards	(139)	(71)
Other, net	42	79
Changes in operating assets and liabilities, net of effects from acquisitions:
Decrease in trade receivables, net	1,377	1,614
(Increase) decrease in inventories	(9)	18
Decrease in prepaid expenses and other assets	261	375
Decrease in accounts payable and other liabilities	(821)	(842)
Decrease in income taxes payable	(591)	(269)
Decrease in deferred revenues	(564)	(136)

Net cash provided by operating activities	7,437	6,170

Cash Flows From Investing Activities:
Purchases of marketable securities and other investments	(22,861)	(11,162)
Proceeds from maturities and sales of marketable securities and other investments	19,159	7,121
Acquisitions, net of cash acquired	(1,673)	(5,567)
Capital expenditures	(372)	(161)
Proceeds from sale of property	85	—

Net cash used for investing activities	(5,662)	(9,769)

Cash Flows From Financing Activities:
Payments for repurchases of common stock	(749)	(738)
Proceeds from issuances of common stock	1,028	602
Payment of dividends to stockholders	(757)	(753)
Proceeds from borrowings, net of issuance costs	3,204	6,420
Repayments of borrowings	(3,143)	(1,708)
Excess tax benefits on the exercise of stock options and vesting of restricted stock-based awards	139	71
Distributions to noncontrolling interests	(65)	(59)

Net cash (used for) provided by financing activities	(343)	3,835

Effect of exchange rate changes on cash and cash equivalents	518	100

Net increase in cash and cash equivalents	1,950	336

Cash and cash equivalents at beginning of period	9,914	8,995

Cash and cash equivalents at end of period	$11,864	$9,331

ORACLE CORPORATION

Q3 FISCAL 2011 FINANCIAL RESULTS

FREE CASH FLOW—TRAILING 4-QUARTERS (1)

($ in millions)

	Fiscal 2010				Fiscal 2011

	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4
GAAP Operating Cash Flow	$8,753	$8,654	$8,178	$8,681	$8,760	$9,053	$9,948

Capital Expenditures (2)	(261)	(230)	(199)	(230)	(293)	(369)	(441)

Free Cash Flow	$8,492	$8,424	$7,979	$8,451	$8,467	$8,684	$9,507

% Growth over prior year	14%	11%	0%	9%	0%	3%	19%
GAAP Net Income	$5,640	$5,802	$5,663	$6,135	$6,363	$6,776	$7,701

Free Cash Flow as a % of Net Income	151%	145%	141%	138%	133%	128%	123%

(1)	To supplement our statements of cash flows presented on a GAAP basis, we use non-GAAP measures of cash flows on a trailing 4-quarter basis to analyze cash flow generated from operations. We believe free cash flow is also useful as one of the bases for comparing our performance with our competitors. The presentation of non-GAAP free cash flow is not meant to be considered in isolation or as an alternative to net income as an indicator of our performance, or as an alternative to cash flows from operating activities as a measure of liquidity.

(2)	Represents capital expenditures as reported in cash flows from investing activities on our cash flow statements presented in accordance with GAAP.

ORACLE CORPORATION

Q3 FISCAL 2011 FINANCIAL RESULTS

SUPPLEMENTAL ANALYSIS OF GAAP REVENUES AND HEADCOUNT (1)

($ in millions)

	Fiscal 2010										Fiscal 2011
	Q1		Q2		Q3		Q4		TOTAL		Q1	Q2	Q3	Q4	TOTAL
REVENUES
New software licenses	$1,028		$1,653		$1,718		$3,135		$7,533		$1,286	$1,999	$2,214		$ 5,498
Software license updates and product support	3,117		3,247		3,297		3,431		13,092		3,450	3,645	3,740		10,835

Software Revenues	4,145		4,900		5,015		6,566		20,625		4,736	5,644	5,954		16,333

Hardware systems products	—		—		273		1,233		1,506		1,079	1,112	1,035		3,225
Hardware systems support	—		—		185		598		784		619	641	629		1,890

Hardware Systems Revenues	—		—		458		1,831		2,290		1,698	1,753	1,664		5,115
Consulting	663		692		651		713		2,720		666	738	722		2,127
On Demand	180		188		211		295		874		321	350	341		1,012
Education	66		78		69		100		311		81	97	83		260

Services Revenues	909		958		931		1,108		3,905		1,068	1,185	1,146		3,399

Total Revenues	$5,054		$5,858		$6,404		$9,505		$26,820		$7,502	$8,582	$8,764		$ 24,847

AS REPORTED REVENUE GROWTH RATES
New software licenses	(17%	)	2%		13%		14%		6%		25%	21%	29%		25%
Software license updates and product support	6%		14%		13%		12%		11%		11%	12%	13%		12%
Software Revenues	(1%	)	9%		13%		13%		9%		14%	15%	19%		16%
Hardware systems products	*		*		*		*		*		*	*	279%		1,082%
Hardware systems support	*		*		*		*		*		*	*	239%		917%
Hardware Systems Revenues	*		*		*		*		*		*	*	263%		1,015%
Consulting	(23%	)	(18%	)	(14%	)	(9%	)	(16%	)	0%	7%	11%		6%
On Demand	(8%	)	(1%	)	10%		45%		12%		78%	86%	61%		75%
Education	(34%	)	(22%	)	(4%	)	26%		(11%	)	24%	25%	20%		23%
Services Revenues	(22%	)	(15%	)	(9%	)	4%		(11%	)	18%	24%	23%		22%
Total Revenues	(5%	)	4%		17%		39%		15%		48%	47%	37%		44%

CONSTANT CURRENCY GROWTH RATES (2)
New software licenses	(14%	)	(5%	)	8%		15%		4%		25%	23%	27%		25%
Software license updates and product support	11%		9%		8%		11%		10%		12%	13%	12%		12%
Software Revenues	4%		4%		8%		13%		8%		15%	17%	17%		16%

Hardware systems products	*		*		*		*		*		*	*	274%		1,087%
Hardware systems support	*		*		*		*		*		*	*	234%		914%
Hardware Systems Revenues	*		*		*		*		*		*	*	258%		1,017%
Consulting	(19%	)	(22%	)	(18%	)	(10%	)	(17%	)	1%	8%	10%		6%
On Demand	(3%	)	(4%	)	6%		44%		11%		80%	86%	58%		74%
Education	(30%	)	(26%	)	(8%	)	24%		(12%	)	24%	26%	19%		23%
Services Revenues	(18%	)	(19%	)	(13%	)	3%		(12%	)	18%	25%	21%		21%
Total Revenues	(1%	)	0%		12%		38%		14%		49%	48%	35%		44%

GEOGRAPHIC REVENUES

REVENUES
Americas	$2,671		$2,979		$3,284		$4,886		$13,819		$3,904	$4,452	$4,509		$ 12,865
Europe, Middle East & Africa	1,642		1,976		2,167		3,153		8,938		2,381	2,738	2,815		7,934
Asia Pacific	741		903		953		1,466		4,063		1,217	1,392	1,440		4,048

Total Revenues	$5,054		$5,858		$6,404		$9,505		$26,820		$7,502	$8,582	$8,764		$ 24,847

HEADCOUNT

GEOGRAPHIC AREA
Americas	32,034		31,849		44,554		43,968				44,494	44,815	45,825
Europe, Middle East & Africa	16,839		16,491		23,566		23,040				22,886	22,690	22,705
Asia Pacific	35,766		35,026		38,372		37,561				37,856	38,225	39,340

Total Company	84,639		83,366		106,492		104,569				105,236	105,730	107,870

(1)	The sum of the quarterly financial information may vary from year-to-date financial information due to rounding.

(2)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rates in effect on May 31, 2010 and 2009 for the fiscal 2011 and fiscal 2010 constant currency growth rate calculations presented, respectively, rather than the actual exchange rates in effect during the respective periods.

*	Not meaningful

ORACLE CORPORATION

Q3 FISCAL 2011 FINANCIAL RESULTS

SUPPLEMENTAL TOTAL SOFTWARE PRODUCT REVENUE ANALYSIS (1)

($ in millions)

	Fiscal 2010					Fiscal 2011
	Q1	Q2	Q3	Q4	TOTAL	Q1	Q2	Q3	Q4	TOTAL

SOFTWARE REVENUES
DATABASE & MIDDLEWARE REVENUES
New software licenses	$711	$1,175	$1,241	$2,280	$5,406	$937	$1,420	$1,575		$ 3,931
Software license updates and product support	2,065	2,131	2,191	2,309	8,696	2,316	2,443	2,523		7,282

Database and Middleware Revenues	$2,776	$3,306	$3,432	$4,589	$14,102	$3,253	$3,863	$4,098		$ 11,213

AS REPORTED GROWTH RATES
New software licenses	(22%)	1%	11%	18%	6%	32%	21%	27%		26%
Software license updates and product support	9%	16%	14%	15%	14%	12%	15%	15%		14%
Database and Middleware Revenues	(1%)	10%	13%	16%	10%	17%	17%	19%		18%
CONSTANT CURRENCY GROWTH RATES (2)
New software licenses	(19%)	(5%)	5%	18%	4%	32%	23%	26%		26%
Software license updates and product support	14%	12%	9%	13%	12%	13%	16%	14%		14%
Database and Middleware Revenues	4%	5%	8%	16%	9%	18%	18%	18%		18%

APPLICATIONS REVENUES
New software licenses	$317	$478	$477	$855	$2,127	$349	$579	$639		$ 1,567
Software license updates and product support	1,052	1,116	1,106	1,122	4,396	1,134	1,202	1,217		3,553

Applications Revenues	$1,369	$1,594	$1,583	$1,977	$6,523	$1,483	$1,781	$1,856		$ 5,120

AS REPORTED GROWTH RATES
New software licenses	(4%)	2%	21%	6%	6%	10%	21%	34%		23%
Software license updates and product support	1%	10%	10%	8%	7%	8%	8%	10%		9%
Applications Revenues	0%	7%	13%	7%	7%	8%	12%	17%		13%
CONSTANT CURRENCY GROWTH RATES (2)
New software licenses	0%	(3%)	15%	7%	5%	10%	22%	31%		22%
Software license updates and product support	6%	6%	5%	6%	6%	9%	9%	9%		9%
Applications Revenues	4%	3%	8%	6%	5%	9%	13%	16%		13%

(1)	The sum of the quarterly financial information may vary from year-to-date financial information due to rounding.

(2)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rates in effect on May 31, 2010 and 2009 for the fiscal 2011 and fiscal 2010 constant currency growth rate calculations presented, respectively, rather than the actual exchange rates in effect during the respective periods.

ORACLE CORPORATION

Q3 FISCAL 2011 FINANCIAL RESULTS

SUPPLEMENTAL GEOGRAPHIC NEW SOFTWARE LICENSE AND HARDWARE SYSTEMS PRODUCTS REVENUES ANALYSIS (1)

($ in millions)

	Fiscal 2010					Fiscal 2011
	Q1	Q2	Q3	Q4	TOTAL	Q1	Q2	Q3	Q4	TOTAL

AMERICAS

Database & Middleware	$310	$492	$540	$1,123	$2,465	$446	$671	$755		$1,871
Applications	185	286	283	485	1,239	212	359	355		926

New Software License Revenues	$495	$778	$823	$1,608	$3,704	$658	$1,030	$1,110		$2,797

Hardware Systems Products Revenues	$—	$—	$131	$617	$747	$543	$602	$506		$1,650

AS REPORTED GROWTH RATES
Database & Middleware	(12%)	4%	20%	34%	17%	44%	36%	40%		39%
Applications	2%	2%	26%	16%	12%	14%	26%	26%		23%
New Software License Revenues	(7%)	4%	22%	28%	15%	33%	32%	35%		33%
Hardware Systems Products Revenues	*	*	*	*	*	*	*	287%		1,163%

CONSTANT CURRENCY GROWTH RATES (2)
Database & Middleware	(11%)	2%	16%	32%	15%	43%	36%	39%		39%
Applications	6%	1%	23%	15%	11%	14%	26%	24%		22%
New Software License Revenues	(5%)	1%	18%	26%	14%	32%	32%	34%		33%
Hardware Systems Products Revenues	*	*	*	*	*	*	*	285%		1,158%
EUROPE / MIDDLE EAST / AFRICA

Database & Middleware	$224	$429	$456	$751	$1,859	$279	$426	$505		$1,211
Applications	90	119	134	261	604	73	148	197		417

New Software License Revenues	$314	$548	$590	$1,012	$2,463	$352	$574	$702		$1,628

Hardware Systems Products Revenues	$—	$—	$95	$390	$485	$338	$329	$330		$997

AS REPORTED GROWTH RATES
Database & Middleware	(31%)	(1%)	2%	(1%)	(5%)	25%	(1%)	11%		9%
Applications	(5%)	(6%)	7%	(7%)	(4%)	(19%)	23%	47%		22%
New Software License Revenues	(25%)	(2%)	3%	(3%)	(5%)	12%	5%	19%		12%
Hardware Systems Products Revenues	*	*	*	*	*	*	*	246%		945%
CONSTANT CURRENCY GROWTH RATES (2)
Database & Middleware	(26%)	(10%)	(3%)	6%	(5%)	32%	7%	12%		14%
Applications	3%	(14%)	1%	(2%)	(3%)	(16%)	31%	46%		24%
New Software License Revenues	(20%)	(11%)	(2%)	4%	(4%)	18%	12%	20%		17%
Hardware Systems Products Revenues	*	*	*	*	*	*	*	246%		987%
ASIA PACIFIC

Database & Middleware	$177	$254	$245	$406	$1,082	$212	$323	$315		$849
Applications	42	73	60	109	284	64	72	87		224

New Software License Revenues	$219	$327	$305	$515	$1,366	$276	$395	$402		$1,073

Hardware Systems Products Revenues	$—	$—	$47	$226	$274	$198	$181	$199		$578

AS REPORTED GROWTH RATES
Database & Middleware	(22%)	0%	9%	19%	3%	19%	27%	28%		26%
Applications	(24%)	17%	29%	2%	5%	54%	(1%)	45%		28%
New Software License Revenues	(22%)	3%	12%	15%	4%	26%	21%	32%		26%
Hardware Systems Products Revenues	*	*	*	*	*	*	*	325%		1,133%
CONSTANT CURRENCY GROWTH RATES (2)
Database & Middleware	(22%)	(10%)	1%	14%	(3%)	13%	22%	20%		19%
Applications	(23%)	2%	16%	(3%)	(2%)	47%	(5%)	34%		21%
New Software License Revenues	(22%)	(8%)	4%	10%	(3%)	19%	16%	23%		19%
Hardware Systems Products Revenues	*	*	*	*	*	*	*	295%		1,072%
TOTAL COMPANY

Database & Middleware	$711	$1,175	$1,241	$2,280	$5,406	$937	$1,420	$1,575		$3,931
Applications	317	478	477	855	2,127	349	579	639		1,567

New Software License Revenues	$1,028	$1,653	$1,718	$3,135	$7,533	$1,286	$1,999	$2,214		$5,498

Hardware Systems Products Revenues	$—	$—	$273	$1,233	$1,506	$1,079	$1,112	$1,035		$3,225

AS REPORTED GROWTH RATES
Database & Middleware	(22%)	1%	11%	18%	6%	32%	21%	27%		26%
Applications	(4%)	2%	21%	6%	6%	10%	21%	34%		23%
New Software License Revenues	(17%)	2%	13%	14%	6%	25%	21%	29%		25%
Hardware Systems Products Revenues	*	*	*	*	*	*	*	279%		1,082%
CONSTANT CURRENCY GROWTH RATES (2)
Database & Middleware	(19%)	(5%)	5%	18%	4%	32%	23%	26%		26%
Applications	0%	(3%)	15%	7%	5%	10%	22%	31%		22%
New Software License Revenues	(14%)	(5%)	8%	15%	4%	25%	23%	27%		25%
Hardware Systems Products Revenues	*	*	*	*	*	*	*	274%		1,087%
(1)	The sum of the quarterly financial information may vary from year-to-date financial information due to rounding.

(2)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rates in effect on May 31, 2010 and 2009 for the fiscal 2011 and fiscal 2010 constant currency growth rate calculations presented, respectively, rather than the actual exchange rates in effect during the respective periods.

*	Not meaningful

APPENDIX A

ORACLE CORPORATION

Q3 FISCAL 2011 FINANCIAL RESULTS

EXPLANATION OF NON-GAAP MEASURES

To supplement our financial results presented on a GAAP basis, we use the non-GAAP measures indicated in the tables, which exclude certain business combination accounting entries and expenses related to acquisitions, as well as other significant expenses including stock-based compensation, that we believe are helpful in understanding our past financial performance and our future results. Our non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. Our management regularly uses our supplemental non-GAAP financial measures internally to understand, manage and evaluate our business and make operating decisions. These non-GAAP measures are among the primary factors management uses in planning for and forecasting future periods. Compensation of our executives is based in part on the performance of our business based on these non-GAAP measures. Our non-GAAP financial measures reflect adjustments based on the following items, as well as the related income tax effects:

•

Software license updates and product support and hardware systems support deferred revenues: Business combination accounting rules require us to account for the fair values of software license updates and product support contracts and hardware systems support contracts assumed in connection with our acquisitions. Because these support contracts are typically one year in duration, our GAAP revenues for the one year period subsequent to our acquisition of a business do not reflect the full amount of support revenues on these assumed support contracts that would have otherwise been recorded by the acquired entity. The non-GAAP adjustment to our software license updates and product support revenues and hardware systems support revenues is intended to include, and thus reflect, the full amount of such revenues. We believe the adjustment to these support revenues is useful to investors as a measure of the ongoing performance of our business. We have historically experienced high renewal rates on our software license updates and product support contracts and our objective is to increase the renewal rates on acquired and new hardware systems support contracts; however, we cannot be certain that our customers will renew our software license updates and product support contracts or our hardware systems support contracts.

•

Hardware systems products expenses: We have excluded the effects of the fair value adjustments to our inventories acquired from Sun that were sold to customers in the periods presented, which resulted in the exclusion of these adjustments from our hardware systems products expenses and net income measures. Business combination accounting rules require us to account for inventories assumed from our acquisitions at their fair values. The non-GAAP adjustment to our hardware systems products expenses is intended to reflect the hardware systems products expenses that would have been otherwise recorded by Sun as a standalone entity upon the sale of these inventories. We believe this adjustment is useful to investors as a measure of the ongoing performance of our business because we do not expect the fair value adjustments to our inventories to recur in future periods with respect to the Sun acquisition and, therefore, we expect that these adjustments will not impact our future operating expenses. Investors should note that other factors may affect the future values of our inventories and hardware systems products expenses. If we assume inventories in future acquisitions, we will be required to assess their fair values, which may result in fair value adjustments to those inventories.

•

Stock-based compensation expenses: We have excluded the effect of stock-based compensation expenses from our non-GAAP operating expenses and net income measures. Although stock-based compensation is a key incentive offered to our employees, and we believe such compensation contributed to the revenues earned during the periods presented and also believe it will contribute to the generation of future period revenues, we continue to evaluate our business performance excluding stock-based compensation expenses. Stock-based compensation expenses will recur in future periods.

•

Amortization of intangible assets: We have excluded the effect of amortization of intangible assets from our non-GAAP operating expenses and net income measures. Amortization of intangible assets is inconsistent in amount and frequency and is significantly affected by the timing and size of our acquisitions. Investors should note that the use of intangible assets contributed to our revenues earned during the periods presented and will contribute to our future period revenues as well. Amortization of intangible assets will recur in future periods.

•

Acquisition related and other expenses; and restructuring expenses: We have excluded the effect of acquisition related and other expenses and the effect of restructuring expenses from our non-GAAP operating expenses and net income measures. We incurred significant expenses in connection with our acquisitions and also incurred certain other operating expenses or income, which we generally would not have otherwise incurred in the periods presented as a part of our continuing operations. Acquisition related and other expenses consist of personnel related costs for transitional employees, other acquired employee related costs, stock-based compensation expenses (in addition to the stock-based compensation expenses described above), integration related professional services, certain business combination adjustments after the measurement period has ended and certain other operating expenses, net. Substantially all of the stock-based compensation expenses included in acquisition related and other expenses resulted from unvested options assumed in acquisitions whose vesting was fully accelerated upon termination of the employees pursuant to the original terms of those options. Restructuring expenses consist of employee severance and other exit costs. We believe it is useful for investors to understand the effects of these items on our total operating expenses. Although acquisition related expenses and restructuring expenses generally diminish over time with respect to past acquisitions, we generally will incur these expenses in connection with any future acquisitions.